                                                                 Exhibit 10.8.2











                           MASTER TRUST AGREEMENT FOR

                                   RPM, INC.

                         DEFERRED COMPENSATION PLAN(S)





















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MASTER TRUST AGREEMENT FOR RPM, INC.
DEFERRED COMPENSATION PLAN(S)
================================================================================


                             MASTER TRUST AGREEMENT

                               TABLE OF CONTENTS

ARTICLE                                                            PAGE
-------                                                            ----


ARTICLE 1                                                             1
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Name, Intentions, Irrevocability, Deposit and Definitions             1
---------------------------------------------------------
   1.1 NAME.                                                          1
   1.2 INTENTIONS.                                                    1
   1.3 IRREVOCABILITY; CREDITOR CLAIMS.                               1
   1.4 INITIAL DEPOSIT.                                               2
   1.5 ADDITIONAL DEFINITIONS.                                        2
   1.6 GRANTOR TRUST.                                                 5

ARTICLE 2                                                             5
---------

General Administration                                                5
----------------------
   2.1 COMMITTEE DIRECTIONS AND ADMINISTRATION BEFORE
       CHANGE IN CONTROL.                                             5
   2.2 ADMINISTRATION UPON CHANGE IN CONTROL.                         6
   2.3 CONTRIBUTIONS.                                                 6
   2.4 COMPANY CONTRIBUTIONS TO MEET SUBSIDIARY OBLIGATIONS.          6
   2.5 TRUST FUND.                                                    7
   2.6 RECAPTURE OF TRUST FUND.                                       7

ARTICLE 3                                                            10
---------

Powers and Duties of Trustee                                         10
----------------------------
   3.1 INVESTMENT DIRECTIONS.                                        10
   3.2 INVESTMENT UPON CHANGE IN CONTROL.                            10
   3.3 MANAGEMENT OF INVESTMENTS.                                    10
   3.4 SECURITIES.                                                   13
   3.5 SUBSTITUTION.                                                 13
   3.6 DISTRIBUTIONS.                                                13
   3.7 TRUSTEE RESPONSIBILITY REGARDING PAYMENTS ON INSOLVENCY       17
   3.8 COSTS OF ADMINISTRATION.                                      19
   3.9 TRUSTEE COMPENSATION AND EXPENSES.                            19
   3.10 PROFESSIONAL ADVICE.                                         19
   3.11 PAYMENT ON COURT ORDER.                                      20
   3.12 PROTECTIVE PROVISIONS.                                       20
   3.13 INDEMNIFICATIONS.                                            20





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MASTER TRUST AGREEMENT FOR RPM, INC.
DEFERRED COMPENSATION PLAN(S)
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ARTICLE 4                                                            21
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Insurance Contracts                                                  21
-------------------
   4.1 TYPES OF CONTRACTS.                                           21
   4.2 OWNERSHIP.                                                    22
   4.3 RESTRICTIONS ON TRUSTEE'S RIGHTS.                             22

ARTICLE 5                                                            22
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Trustee's Accounts                                                   22
------------------
   5.1 RECORDS.                                                      22
   5.2 ANNUAL ACCOUNTING; FINAL ACCOUNTING.                          22
   5.3 VALUATION.                                                    23
   5.4 DELEGATION OF DUTIES.                                         23

ARTICLE 6                                                            24
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Resignation or Removal of Trustee                                    24
---------------------------------
   6.1 RESIGNATION; REMOVAL.                                         24
   6.2 SUCCESSOR TRUSTEE.                                            24
   6.3 SETTLEMENT OF ACCOUNTS.                                       24

ARTICLE 7                                                            24
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Controversies, Legal Actions and Counsel                             24
----------------------------------------
   7.1 CONTROVERSY.                                                  24
   7.2 JOINDER OF PARTIES.                                           25
   7.3 EMPLOYMENT OF COUNSEL.                                        25

ARTICLE 8                                                            25
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Insurers                                                             25
--------
   8.1 INSURER NOT A PARTY.                                          25
   8.2 AUTHORITY OF TRUSTEE.                                         25
   8.3 CONTRACT OWNERSHIP.                                           25
   8.4 LIMITATION OF LIABILITY.                                      25
   8.5 CHANGE OF TRUSTEE.                                            25

ARTICLE 9                                                            26
---------

Amendment and Termination                                            26
-------------------------
   9.1 AMENDMENT.                                                    26
   9.2 MERGER.                                                       27
   9.3 FINAL TERMINATION.                                            27






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MASTER TRUST AGREEMENT FOR RPM, INC.
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ARTICLE 10                                                           28
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Miscellaneous                                                        28
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   10.1 DIRECTIONS FOLLOWING CHANGE IN CONTROL.                      28
   10.2 TAXES.                                                       28
   10.3 THIRD PERSONS.                                               28
   10.4 NONASSIGNABILITY; NONALIENATION.                             28
   10.5 APPLICABLE LAW.                                              29
   10.6 NOTICES AND DIRECTIONS.                                      29
   10.7 SUCCESSORS AND ASSIGNS.                                      29
   10.8 GENDER AND NUMBER.                                           29
   10.9 HEADINGS.                                                    29
   10.10 COUNTERPARTS.                                               29
   10.11 BENEFICIAL INTEREST.                                        29
   10.12 THE TRUST AND PLANS.                                        29
   10.13 EFFECTIVE DATE.                                             30

                           MASTER TRUST AGREEMENT FOR
                                   RPM, INC.
                         DEFERRED COMPENSATION PLAN(S)

         THIS MASTER TRUST AGREEMENT ("Master Trust Agreement") is made and entered into as of __________, 2002, between RPM, Inc., an Ohio corporation and KeyBank National Association, a national banking association, to evidence the master trust (the "Trust") to be established, pursuant to those executive deferral plans or other arrangements of the Company listed in Exhibit A (the "Plans") now or hereafter existing that provide for the establishment of a trust, for the benefit of a select group of management or highly compensated employees and/or Directors who contribute materially to the continued growth, development and business success of the Company and those subsidiaries of the Company, if any, that participate in the Plans (collectively, "Subsidiaries," or singularly, "Subsidiary").

                                   ARTICLE 1
           NAME, INTENTIONS, IRREVOCABILITY, DEPOSIT AND DEFINITIONS

1.1 NAME. The name of the Trust created by this Agreement (the "Trust") shall be:

                           MASTER TRUST AGREEMENT FOR
                                   RPM, INC.
                         DEFERRED COMPENSATION PLAN(S)

1.2 INTENTIONS. The Company wishes to establish the Trust and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's and the Subsidiaries' creditors in the event of their Insolvency (as defined below) until paid to Participants and their Beneficiaries in such manner and at such times as specified in the Plans. It is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as unfunded plans maintained for the purpose of providing supplemental compensation for a select group of management or highly compensated employees and/or Directors for purposes of Title I of ERISA (as defined below). In addition, it is the intention of the Company and the Subsidiaries to make contributions to the Trust to provide themselves with a source of funds to assist them in the meeting of their liabilities under the Plans.

1.3 IRREVOCABILITY; CREDITOR CLAIMS. The Trust hereby established shall be irrevocable. Except as otherwise provided in Sections 2.6 and 9.3, the principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and the Subsidiaries and shall be used exclusively for the uses and purposes of the Participants and the general creditors of the Company and the Subsidiaries as herein set forth. The Participants and their Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Master Trust Agreement shall be mere unsecured contractual rights of the Participants and their Beneficiaries against the Company and the Subsidiaries. Any assets held by the Trust will be subject to the claims of the Company's and the Subsidiaries' general creditors under federal and state law as provided in Section 3.7(b).




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MASTER TRUST AGREEMENT FOR RPM, INC.
DEFERRED COMPENSATION PLAN(S)
================================================================================



1.4 INITIAL DEPOSIT. The Company hereby deposits with the Trustee in trust $100, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Master Trust Agreement.

1.5 ADDITIONAL DEFINITIONS. In addition to the definitions set forth above, for purposes hereof, unless otherwise clearly apparent from the context, the following terms have the following indicated meanings:

         (a) "Administrator" shall mean the Administrator appointed pursuant to Section 3.6(i).

         (b) "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with a Plan, that are entitled to receive benefits under a Plan upon the death of a Participant.

         (c)      "Board" shall mean the board of directors of the Company.

         (d) "Change in Control" shall mean the occurrence, at any time, of any of the following events:

                  (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person or entity (other than Parent or any Subsidiary of Parent), and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of Voting Stock immediately prior to such transaction;

                  (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person or entity (other than Parent or any Subsidiary of Parent), and less than a majority of the combined voting power of the then outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

                  (iii) There is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act but excluding Parent or any Subsidiary of Parent) has become the beneficial owner (as the term "beneficial owner" is defined under Rule l3d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 15% or more of the Voting Power;





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MASTER TRUST AGREEMENT FOR RPM, INC.
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                  (iv)     The Company files a report or proxy statement with
                           the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8 K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction (excluding any change in control in favor of Parent or any Subsidiary of Parent);

                  (v) If during any period of two consecutive years, individuals, who at the beginning of any such period, constitute the Directors cease for any reason to constitute at least a majority thereof, unless the nomination for election by the Company's shareholders of each new Director was approved by a vote of at least two-thirds of the Directors then in office who were Directors at the beginning of any such period; or

                  (vi) Such event as the Board, in the good faith exercise of its discretion, shall determine to be a "Change in Control."

                  Notwithstanding the foregoing provisions of Sections 1.5(d)(iii) and 1.5(d)(iv) above, a Change in Control shall not be deemed to have occurred for purposes of this Agreement
                  (i) solely because (A) the Company, (B) a Subsidiary, or (C) any Company sponsored employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary, or any entity holding shares of Voting Stock for or pursuant to the terms of any such plan, either files or becomes obligated to file a report or proxy statement under or in response to
                  Schedule 13D, Schedule TO, Form 8 K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership, (ii) solely because any other person or entity either files or becomes obligated to file a report on Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, but only if both (A) the transaction giving rise to such filing or obligation is approved in advance of consummation thereof by the Company's Board of Directors and (B) at least a majority of the Voting Power immediately after such transaction is held in the aggregate by the holders of Voting Stock immediately prior to such transaction, or (iii) solely because of a change in control of any Subsidiary.

                  Solely for purposes of this definition of Change of Control, the capitalized terms shall have the following meanings:

                           "Director" means a member of the Board of Directors of the Company.




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MASTER TRUST AGREEMENT FOR RPM, INC.
DEFERRED COMPENSATION PLAN(S)
================================================================================

                           "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

                           "Subsidiary" means a corporation, company or other entity (a) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (b) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

                           "Voting Power" means, at any time, the total votes relating to the then outstanding securities entitled to vote generally in the election of Directors.

                           "Voting Stock" means, at any time, the then outstanding securities entitled to vote generally in the election of Directors.

         (e) "Committee" shall mean the administrative committee appointed by the Board to administer this Trust.

         (f) "Company" shall mean RPM, Inc., an Ohio corporation. If and when Parent acquires all of the outstanding voting stock of all classes of RPM, Inc., however, Company shall mean the Parent.

         (g) "Director" shall mean any member of the Board or of the board of directors of any Subsidiary.

         (h) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

         (i) "Fiscal Year" shall mean the Fiscal Year chosen for this Master Trust Agreement by the Board.

         (j) "Insolvent" shall have the meaning set forth in Section 3.7(a) below.

         (k) "Insolvent Entity" shall have the meaning set forth in Section 3.7(a) below.

         (l)      "IRS" shall mean the Internal Revenue Service.

         (m) "Parent" shall mean any publicly-held corporation, limited liability company or partnership that (a) is formed for the sole purpose of acquiring, directly or indirectly (whether by distribution or otherwise), substantially all of the




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MASTER TRUST AGREEMENT FOR RPM, INC.
DEFERRED COMPENSATION PLAN(S)
================================================================================

                  outstanding voting stock of all classes of RPM, Inc., (b) is owned immediately after the acquisition described in clause
                  (a) of this definition by the same shareholders as were shareholders of RPM, Inc. immediately prior to the acquisition described in clause (a) of this definition, and (c) hereafter owns, directly or indirectly, all of the outstanding voting stock of all classes of RPM, Inc.

         (n) "Participant" shall mean a person who is a participant in one or more of the Plans in accordance with their terms and conditions.

         (o) "Payment Schedule" shall have the meaning set forth in Section 3.6(b) below.

         (p) "Plan(s)" shall mean those executive deferral plans or other arrangements of the Company listed in Exhibit A.

         (q) "Trustee" shall mean KeyBank National Association or such successor trustee as appointed pursuant to Section 6.2.

         (r) "Trust Fund" shall mean the assets held by the Trustee pursuant to the terms of this Master Trust Agreement and for the purposes of the Plans.

1.6 GRANTOR TRUST. The Trust is intended to be a "grantor trust," of which the Company and the Subsidiaries are the grantors, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and the Trust shall be construed accordingly.

                                   ARTICLE 2
                             GENERAL ADMINISTRATION

2.1 COMMITTEE DIRECTIONS AND ADMINISTRATION BEFORE CHANGE IN CONTROL. Until a Change in Control has occurred, this Section 2.1 shall be effective and the Committee shall direct the Trustee as to the administration of the Trust in accordance with the following provisions:

         (a) The Committee shall be identified to the Trustee by a copy of the resolution of the Board appointing the Committee. In the absence thereof, the Board shall be the Committee. The Committee may delegate its authorities and discretions. Persons authorized to give directions to the Trustee on behalf of the Committee shall be identified to the Trustee by written notice from the Committee, and such notice shall contain specimens of the authorized signatures. The Trustee shall be entitled to rely on such written notice as evidence of the identity and authority of the persons appointed until a written cancellation of the appointment, or the written appointment of a successor, is received by the Trustee.





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MASTER TRUST AGREEMENT FOR RPM, INC.
DEFERRED COMPENSATION PLAN(S)
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         (b)      Directions by the Committee, or its delegate, to the Trustee shall be in writing and signed by the Committee or persons authorized by the Committee, or may be made by such other method as is acceptable to the Trustee.

         (c) The Trustee may conclusively rely upon directions from the Committee in taking any action with respect to this Master Trust Agreement, including the making of payments from the Trust Fund and the investment of the Trust Fund pursuant to this Master Trust Agreement. The Trustee shall have no liability for actions taken, or for failure to act, on the direction of the Committee. The Trustee shall have no liability for failure to act in the absence of proper written directions.

         (d) The Trustee may request instructions from the Committee and shall have no duty to act or liability for failure to act if such instructions are not forthcoming from the Committee. If requested instructions are not received within a reasonable time, the Trustee may, but is under no duty to, act on its own discretion to carry out the provisions of this Master Trust Agreement in accordance with this Master Trust Agreement and the Plans.

2.2 ADMINISTRATION UPON CHANGE IN CONTROL. In the event of a Change in Control, the authority of the Committee, its delegate, and any person authorized by the Committee to administer the Trust and direct the Trustee, as set forth in Section 2.1 above, shall cease, and the Administrator shall have complete authority to administer the Trust.

2.3 CONTRIBUTIONS. Except as provided in any Plan, the Company and the Subsidiaries, in their sole discretion, may at any time, or from time to time, make additional deposits of cash or other property acceptable to the Trustee in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Master Trust Agreement. Neither the Trustee nor any Participant or Beneficiary shall have any right to compel such additional deposits. The Trustee shall have no duty to collect or enforce payment to it of any contributions or to require that any contributions be made, and shall have no duty to compute any amount to be paid to it nor to determine whether amounts paid comply with the terms of the Plans. Following a Change in Control, the Administrator shall have the right and duty to compel and collect contributions from the Company to make-up for any shortfall between (i) the anticipated benefit obligations and administrative expenses that are to be paid under the Plans and Trust and (ii) the assets of the Trust Fund, unless it determines that it is not in the best interests of the Participants and Beneficiaries to do so.

2.4 COMPANY CONTRIBUTIONS TO MEET SUBSIDIARY OBLIGATIONS. In the event the Company makes any contributions which may be used to assist a Subsidiary in meeting the Subsidiary's obligations to its employees or directors under any Plan, such contributions and any earnings thereon shall be subject to the claims of the creditors of the Company and the Subsidiary. Any such contributions and earnings thereon not transferred to the






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MASTER TRUST AGREEMENT FOR RPM, INC.
DEFERRED COMPENSATION PLAN(S)
================================================================================

         Subsidiary's employees or directors shall revert to the Company upon termination of this Trust.

2.5 TRUST FUND. The contributions received by the Trustee from the Company and the Subsidiaries shall be held and administered pursuant to the terms of this Master Trust Agreement without distinction between income and principal and without liability for the payment of interest thereon except as expressly provided in this Master Trust Agreement. During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested. Except as hereinafter provided, the assets held for the payment of benefits of Participants and Beneficiaries of each Plan and payable by the Company and separate Subsidiaries under the provisions of a Plan shall be commingled. However, the Trustee shall maintain a separate account that will show the equitable share of the assets available to pay benefits owed by the Company and each Subsidiary under the provisions of each Plan and the income gains and losses of the Trust Fund's assets so held shall be allocated proportionately among the accounts. The Trustee, however, shall establish a separate sub-account ("Subtrust") to hold assets contributed by the Company to meet the obligations of a Subsidiary under any Plan and such other Subtrusts as directed by the Committee in writing. Assets held in a Subtrust shall be commingled and the Trustee shall maintain a separate account that will show the equitable share of the assets available to pay benefits owed by the Company and each Subsidiary under the provisions of each Plan and the income gains and losses of the Subtrust's assets so held shall be allocated proportionately among the accounts. In the event Parent acquires all of the outstanding voting stock of all classes of RPM, Inc., any separate account evidencing an equitable share for RPM, Inc. or any Subtrust holding assets contributed by RPM, Inc. shall continue to be so maintained and held and shall be transferred to the Parent only upon and to the extent such interest is assigned to Parent by RPM, Inc.

2.6 RECAPTURE OF TRUST FUND. The Company shall have no right or power to direct the Trustee to return to the Company or any Subsidiary, or to divert to others any portion of the Trust Fund except upon occurrence of the following events:

         (a) Final Termination. In the event of final termination of the Trust as provided in Section 9.3, the assets of the Trust or of each Subtrust shall be returned to the Company or Subsidiary that made contributions to the Trust or Subtrust in accordance with the instructions of the Company;

         (b) An Insolvency occurs. In the event of Insolvency, assets of the Trust shall be paid and administered in accordance with
                  Section 3.7;

         (c) Benefits become insured or guaranteed. If benefits of a Participant or Beneficiary that have become payable under the terms of a Plan become insured or guaranteed pursuant to a contract with an insurance company, guaranty company or similar organization irrespective of whether such contract has been purchased by the Company, Participant or other person, the Company or Subsidiary shall be






                                       7
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MASTER TRUST AGREEMENT FOR RPM, INC.
DEFERRED COMPENSATION PLAN(S)
================================================================================

                  entitled to demand from the Trustee a repayment from the Trust Fund in an amount which does not exceed the actuarial present value of the benefits that are so insured or guaranteed, to the extent that such benefits would be payable by the Company or Subsidiary in accordance with the terms of the Plan; and if all of the benefit payments due under the Plan with respect to the Company or Subsidiary are so insured or guaranteed, the Company or Subsidiary may also demand repayment of any portion of the Trust Fund an amount that does not exceed the actuarial present value of such benefits insured or guaranteed. The Company shall determine such amount and provide a written demand therefore from the Trustee. The Trustee shall have no liability to any person for making such payment in such amount;

         (d) The Company or Subsidiary pays the Participant's benefit. If, pursuant to Section 3.6(d), the Company makes payment directly to a Participant or Beneficiary (in lieu of such payment being made directly by the Trustee), the Company may request the Trustee to provide it or the Subsidiary reimbursement for the amount paid by the Company or the Subsidiary; and such reimbursement shall be paid by the Trustee from the Trust Fund;

         (e) The Participant incurs a forfeiture or penalty. If a Participant or Beneficiary forfeits all or a portion of his benefit, incurs a penalty for an accelerated distribution under the terms of the Plan, or makes a voluntary written election to forego and relinquish amounts payable to him pursuant to the Plan, the Company may demand that the Trustee return the present value of the benefit to the Company or Subsidiary that would be obligated to make payment of the benefit had the forfeiture, penalty or relinquishment not occurred, or direct that the amounts be used to pay fees or expenses of the Trust or Plan;

         (f) The maintenance of the Trust is not warranted by expense. Prior to a Change in Control, if the value of the assets comprising the Trust is such that the continuation of the Trust is not warranted by its administrative expenses, the Committee may direct that the Trust be terminated and assets shall be distributed in accordance with Subsection (a) of this
                  Section 2.6; or

         (g) The Trust has Excess Assets. In the event the Trust holds Excess Assets, the Trustee, at the direction of the Committee prior to a Change in Control, or the Administrator upon and after a Change in Control, shall distribute to the Company and the Subsidiaries such excess portion of the Trust Fund.

                  (i) "Excess Assets" are assets of the Trust exceeding the sum of: one hundred twenty-five percent (125%) of the anticipated benefit obligations and administrative obligations that are to be paid under the Plans.





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MASTER TRUST AGREEMENT FOR RPM, INC.
DEFERRED COMPENSATION PLAN(S)
================================================================================

                  (ii) Unless otherwise directed by the Committee or the Administrator after a Change in Control, Excess Assets shall be returned to the Company or a Subsidiary in the following order of priority:

                                    (A)      Cash and cash equivalents;

                                    (B)      All taxable investments of the
                                             Trust (other than cash and cash
                                             equivalents, securities and
                                             obligations issued by the Company
                                             or Subsidiaries and Contracts with
                                             insurers), in such order as the
                                             Committee may request;

                                    (C)      All nontaxable investments of the
                                             Trust (other than cash and cash
                                             equivalents, securities and
                                             obligations issued by the Company
                                             or Subsidiaries and Contracts with
                                             insurers), in such order as the
                                             Committee may request;

                                    (D)      Securities and obligations issued
                                             by the Company or Subsidiaries in
                                             such order as the Committee may
                                             request; and

                                    (E)      Contracts with insurers, proceeding
                                             in order of Contracts on insureds
                                             from the youngest to the oldest
                                             ages based on the insured's
                                             attained age on the date of return
                                             of Excess Assets.

                           Notwithstanding the foregoing, Excess Assets may be returned in any other order of priority directed by the Committee prior to a Change in Control.

                  (iii) If any Subtrust holds Excess Assets, the Committee may direct the Trustee to transfer such Excess Assets to other Subtrusts, either ratably in proportion to the unfunded liabilities to Participants for Plan benefits of all other Subtrusts or first to the other Subtrust(s) with the largest percentage of such unfunded liabilities except that any excess assets of a Subtrust holding assets resulting from contributions by the Company to pay benefits attributable solely to services rendered by a Participant for the Company may only be transferred to a Subtrust holding assets for such purposes, any excess assets of a Subtrust holding assets resulting from contributions by a Subsidiary to pay benefits attributable solely to services rendered by a Participant for the Subsidiary may only be transferred to a Subtrust holding assets for such purposes, and any excess assets of a Subtrust to which the Company made contributions and which holds assets







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                           to pay benefits attributable solely to services
                           rendered by a Participant for a Subsidiary may only be transferred to a Subtrust established to receive assets from the Company for such purposes. After a Change in Control, the Administrator may also direct a transfer of Excess Assets of a Subtrust to other Subtrusts upon its own initiative in such amounts as it may determine in its sole discretion. Excess Assets of a Subtrust for a Plan shall be determined in the same manner as Excess Assets of the Trust are determined.

                                   ARTICLE 3
                          POWERS AND DUTIES OF TRUSTEE

3.1      INVESTMENT DIRECTIONS. Except as provided in this Section and Section
         3.2 below, the Committee shall provide the Trustee with all investment instructions. The Trustee shall neither affect nor change investments of the Trust Fund, except as directed in writing by the Committee; provided, that the Trustee may (i) deposit cash on hand from time to time in any bank savings account, certificate of deposit, or other instrument creating a deposit liability for a bank, including the Trustee's own banking department, if the Trustee is a bank, without such prior direction, or (ii) invest in government securities, bonds with specific ratings, equities, or mutual funds composed of such investments, all within broad investment guidelines established by the Committee from time to time. The Trustee shall have no right, duty or responsibility to recommend investments or investment changes. The Trustee shall not be liable in any manner for any reason for any loss or other unfavorable investment results arising from its compliance with the investment instructions of the Committee and shall not indemnify the Company or any Subsidiaries for any damages, costs or attorney's fees arising from or attributable to any investment directed by the Committee prior to a Change in Control.

3.2 INVESTMENT UPON CHANGE IN CONTROL. In the event of a Change in Control, the authority of the Committee, its delegate and any person authorized by the Committee to direct investments of the Trust Fund shall cease and the Trustee shall have complete authority to direct investments of the Trust Fund. The president of the Company shall notify the Trustee in writing when a Change in Control has occurred. The Trustee has no duty to inquire whether a Change in Control has occurred and may rely on notification by the president of the Company of a Change in Control; provided, however, that if any officer, former officer, director or former director of the Company or any Subsidiary (other than the president of the Company), or any Participant notifies the Trustee that there has been or there may be a Change in Control, the Trustee shall have the duty to satisfy itself as to whether a Change in Control has in fact occurred. The Company shall indemnify and hold harmless the Trustee for any damages or costs (including attorneys' fees) that may be incurred because of reliance on the president's notice or lack thereof or because of actions taken to determine whether a Change in Control has occurred. The Trustee shall indemnify and hold harmless the Company and the Subsidiaries for any damages or costs (including attorney's fees) that may be incurred in the event that the






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         Trustee fails to timely perform its duties as required by this Master
         Trust Agreement upon receipt of the President's notice.

3.3 MANAGEMENT OF INVESTMENTS. Subject to Section 3.1 above, the Trustee shall have, without exclusion, all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein, and all rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee. The Trustee shall have full power and authority to invest and reinvest the Trust Fund in any investment permitted by law, exercising the judgment and care that persons of prudence, discretion and intelligence would exercise under the circumstances then prevailing, considering the probable income and safety of their capital, including, without limiting the generality of the foregoing, the power:

         (a) To invest and reinvest the Trust Fund, together with the income therefrom, in common stock, preferred stock, convertible preferred stock, mutual funds (including, without limitation, mutual funds for which the Trustee or its affiliates receive fees for acting as investment advisor or providing other services), bonds, debentures, convertible debentures and bonds, mortgages, notes, time certificates of deposit, commercial paper and other evidences of indebtedness (including those issued by the Trustee or any of its affiliates), other securities (including stock, rights to acquire stock or obligations issued by the Company or a Subsidiary), policies of life insurance, annuity contracts, options to buy or sell securities or other assets, and other property of any kind (personal, real, or mixed, and tangible or intangible);

         (b) To deposit or invest all or any part of the assets of the Trust Fund in savings accounts or certificates of deposit or other deposits which bear a reasonable interest rate in a bank, including the commercial department of the Trustee, if such bank is supervised by the United States or any State;

         (c) To hold, manage, improve, repair and control all property, real or personal, forming part of the Trust Fund and to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time in such manner, for such consideration, and upon such terms and conditions as the Trustee shall determine;

         (d) To have, respecting securities, all the rights, powers and privileges of an owner, including the power to give proxies, pay assessments and other sums deemed by the Trustee to be necessary for the protection of the Trust Fund, to vote any corporate stock either in person or by proxy, with or without power of substitution, for any purpose; to participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations, and in connection therewith to deposit securities with and transfer title to any protective or other committee under such terms as the Trustee may deem advisable; to





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                  exercise or sell stock subscriptions or conversion rights;
                  and, regardless of any limitation elsewhere in this instrument relative to investment by the Trustee, to accept and retain as an investment any securities or other property received through the exercise of any of the foregoing powers;

         (e) To hold in cash, without liability for interest, such portion of the Trust Fund which, in its discretion, shall be reasonable under the circumstances, pending investments, or payment of expenses, or the distribution of benefits;

         (f) To take such actions as may be necessary or desirable to protect the Trust Fund from loss due to the default on mortgages held in the Trust including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant such powers as are necessary or desirable to protect the Trust or its assets, to direct such agents or trustees, or to delegate such power to direct, and to remove such agents or trustees;

         (g) To employ such agents including custodians and counsel as may be reasonably necessary and to pay them reasonable compensation; to settle, compromise or abandon all claims and demands in favor of or against the Trust assets;

         (h) To cause title to property of the Trust to be issued, held or registered in the individual name of the Trustee, or in the name of its nominee(s) or agents, or in such form that title will pass by delivery;

         (i) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the State whose laws are applicable to this Master Trust Agreement, as provided in
                  Section 10.5 below, so that the powers conferred upon the Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

         (j) To borrow money from any source (including the Trustee) and to execute promissory notes, mortgages or other obligations and to pledge or mortgage any Trust assets as security;

         (k) To lend certificates representing stocks, bonds, or other securities to any brokerage or other firm selected by the Trustee;

         (l) To institute, compromise and defend actions and proceedings; to pay or contest any claim; to settle a claim of or against the Trust by compromise, arbitration, or otherwise; to release, in whole or in part, any claim belonging to the Trust to the extent that the claim is uncollectible;





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         (m)      To use securities depositories or custodians and to allow such securities as may be held by a depository or custodian to be registered in the name of such depository or its nominee or in the name of such custodian or its nominee;

         (n) To invest the Trust Fund from time to time in one or more investment funds, which funds shall be registered under the Investment Company Act of 1940; and

         (o) To do all other acts necessary or desirable for the proper administration of the Trust Fund, as if the Trustee were the absolute owner thereof.

         However, nothing in this section shall be construed to mean the Trustee assumes any responsibility for the performance of any investment made by the Trustee in its capacity as trustee under the operations of this Master Trust Agreement. Notwithstanding any powers granted to the Trustee pursuant to this Master Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701 2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code of 1986, as amended.

3.4 SECURITIES. Voting or other rights in securities shall be exercised by the person or entity responsible for directing such investments, and the Trustee shall have no duty to exercise voting or proxy or other rights relating to any investment managed or directed by the Committee. In no event shall any voting or other rights in securities be exercised by or rest with Participants or Beneficiaries. If any foreign securities are purchased pursuant to the direction of the Committee, it shall be the responsibility of the person or entity responsible for directing such investments to advise the Trustee in writing of any laws or regulations, either foreign or domestic, that apply to such foreign securities or to the receipt of dividends or interest on such securities.

3.5 SUBSTITUTION. Notwithstanding any provision of any Plan or the Trust to the contrary, the Company and/or any Subsidiary shall at all times have the power to reacquire the Trust Fund by substituting readily marketable securities (other than stock, a debt obligation or other security issued by the Company or any Subsidiary) and/or cash of an equivalent value and such other property shall, following such substitution, constitute the Trust Fund. Notwithstanding the foregoing, after a Change in Control, any such substitution shall be subject to the approval of the Trustee.

3.6      DISTRIBUTIONS.

         (a) The establishment of the Trust and the payment or delivery to the Trustee of money or other property shall not vest in any Participant or Beneficiary any right, title, or interest in and to any assets of the Trust. To the extent that any Participant or Beneficiary acquires the right to receive payments under any of the Plans, such right shall be no greater than the right of an unsecured general creditor






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                  of the Company and the Subsidiaries and such Participant or
                  Beneficiary shall have only the unsecured promise of the Company and the Subsidiaries that such payments shall be made.

         (b) Concurrent with the establishment of this Trust, the Company shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Participant (and his or her Beneficiaries) on a Plan by Plan basis, provides a formula or formulas or other instructions acceptable to the Trustee for determining the amounts so payable, specifies the form in which such amount is to be paid (as provided for or available under the applicable Plans), and the time of commencement for payment of such amounts. If, during a Fiscal Year, there is a new Participant, the Company shall deliver a Payment Schedule with respect to the new Participant within sixty (60) days of the last day of the Fiscal Year. The Company shall provide a modified Payment Schedule when the Committee directs that a distribution be made to a Participant or Beneficiary, upon a Change in Control, and within sixty (60) days of the last day of each Fiscal Year ending after a Change in Control. After a Change in Control, the Company shall also provide a Payment Schedule or modified payment Schedule for any or all Plans upon request by the Trustee at any time. Except as otherwise provided herein, prior to a Change in Control, the Trustee shall make payments to the Participants and their Beneficiaries in accordance with such Payment Schedule. Despite the foregoing, after a Change in Control, the Trustee shall make payments in accordance with the terms and provisions of each of the Plans and related plan agreements as directed by the Administrator. The Trustee, at the direction of the Committee or, after a Change in Control, as directed by the Administrator, may make any distribution required to be made by it hereunder by delivering:

                  (i) Its check payable to the person to whom such distribution is to be made, to the person, or, if prior to a Change in Control, to the Company for redelivery to such person; provided that before a Change in Control, the Committee may direct the Trustee to deliver one or more lump sum checks payable to the Company, and the Company shall prepare and deliver individual checks for each Participant or Beneficiary; or

                  (ii) Its check payable to an insurer for the benefit of such person, to the insurer, or, if prior to a Change in Control, to the Company for redelivery to the insurer; or

                  (iii) Contracts held on the life of the Participant to whom or with respect to whom the distribution is being made, to the Participant or Beneficiary, or, if prior to a Change in Control, to the Company for redelivery to the person to whom such distribution is to be made; or




                                       14
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                  (iv)     If a distribution is being made, in whole or in part,
                           of other assets, assignments or other appropriate documents or certificates necessary to effect a transfer of title, to the Participant or Beneficiary, or, if prior to a Change in Control, to the Company for redelivery to such person.

         (c) If the principal of the Trust, and any earnings thereon, are not sufficient, determined on a Plan by Plan basis, to make payments of benefits in accordance with the terms of the Plans, the Company and the Subsidiaries shall make the balance of each such payment as it falls due. If the Trustee knows that principal and earnings are not sufficient to make payments of benefits in accordance with the terms of the Plans, the Trustee shall notify the Company and the Subsidiaries of the insufficiency. To the extent that the total Trust assets available to make benefit payments to Participants or Beneficiaries who are currently entitled to payment are less than the liabilities of the Plans, the Trustee shall make benefit payments proportionate to the ratio of assets available to pay benefits to the total values of the liabilities.

         (d) The Company and the Subsidiaries may make payment of benefits directly to Participants or their Beneficiaries as they become due under the terms of the Plans. The Company and the Subsidiaries shall notify the Trustee of their decisions to make payment of benefits directly prior to the time amounts are payable to Participants or their Beneficiaries.

         (e) Notwithstanding anything contained in this Master Trust Agreement to the contrary, if at any time the Trust is finally determined by the IRS not to be a "grantor trust" with the result that the income of the Trust Fund is not treated as income of the Company or the Subsidiaries pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended, or if a tax is finally determined by the IRS to be payable by one or more Participants or Beneficiaries with respect to any interest in the Plans or the Trust Fund prior to payment of such interest to any such Participant or Beneficiary, the Committee shall immediately determine each Participant's share of the Trust Fund in accordance with the Plans, and the Trustee shall immediately distribute such share in a lump sum to each Participant or Beneficiary entitled thereto, regardless of whether such Participant's employment has terminated (provided such Participant has a vested interest in his or her accrued benefits under the Plans) and regardless of form and time of payments specified in or pursuant to the Plans. Any remaining assets (less any expenses or costs due under Sections 3.8 and 3.9 of this Master Trust Agreement) shall then be paid by the Trustee to the Company and the Subsidiaries in such amounts, and in the manner instructed by the Committee. If the value of the Trust Fund is less than the benefit obligations under the Plans, the foregoing described distributions will be limited to a Participant's share of the Trust Fund, determined by allocating assets to the Participant based on the ratio of the Participant's benefit obligations under the Plans to the total benefit obligations






                                       15
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MASTER TRUST AGREEMENT FOR RPM, INC.
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                  under the Plans. The Trustee shall rely solely on the
                  directions of the Committee prior to a Change in Control, and on the directions of the Administrator upon and after a Change in Control, with respect to the occurrence of the foregoing events and the resulting distributions to be made, and the Trustee shall not be responsible for any failure to act in the absence of such direction.

         (f) The Company or the Subsidiary obligated to pay a benefit pursuant to the terms of a Plan, shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of the benefit made to Participants and Beneficiaries and shall pay amounts withheld to the appropriate taxing authorities, or shall designate and appoint another party to perform such responsibilities. The Trustee shall deliver any withholding amount to the Company or Subsidiary as provided in instructions from the Company.

         (g) Prior to a Change in Control, payments by the Trustee shall be delivered or mailed to addresses supplied by the Committee and the Trustee's obligation to make such payments shall be satisfied upon such delivery or mailing. Prior to a Change in Control, the Trustee shall have no obligation to determine the identity of persons entitled to benefits or their mailing addresses. After a Change in Control, the Administrator shall have such obligations.

         (h) Prior to a Change in Control, the entitlement of a Participant or his or her Beneficiaries to benefits under the Plans shall be determined by the Committee or such party as designated under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.

         (i) Upon and after the occurrence of a Change in Control, this Trust shall be administered by an independent third party (the "Administrator") selected by the individual who, immediately prior to such event, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"). In the event the Chief Executive Officer or highest ranking officer is not able to perform the duties and responsibilities of the Ex-CEO, the next highest ranking officer of the Company able to perform such duties and responsibilities shall act as the Ex-CEO. Until the date on which the independent third party that is selected by the Ex-CEO accepts the responsibilities of Administrator under this Master Trust Agreement, the Committee as constituted immediately prior to a Change in Control shall be the Administrator and shall have the powers, duties and discretionary authority of the Administrator. The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Trust and the interpretation of the Trust; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or






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                  Trust, which powers shall be held and exercised solely by the
                  Trustee. With respect to any power held by the Administrator, the Trustee shall act only in accordance with the Administrator's written directions and shall take no action in the absence of such directions. Upon and after the occurrence of a Change in Control, the Company shall: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator or all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date of circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

3.7      TRUSTEE RESPONSIBILITY REGARDING PAYMENTS ON INSOLVENCY.

         (a) If the Company, or any Subsidiary is Insolvent (the "Insolvent Entity"), the Trustee shall cease payments of benefits to Participants and Beneficiaries otherwise entitled to payment by the Insolvent Entity under the provisions of any Plan as provided in this Section 3.7. The Company or Subsidiary shall be considered "Insolvent" for purposes of this Master Trust Agreement if:

                  (i) the entity is unable to pay its debts as they become due, or

                  (ii) the entity is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         (b) At all times during the continuance of this Trust, as provided in Section 1.3 above, the principal and income of the Trust shall be subject to claims of the general creditors of the Company and its Subsidiaries under federal and state law as set forth below:

                  (i) The Board and the president of the Company shall have the duty to inform the Trustee in writing of the Company's or any Subsidiary's Insolvency. If a person claiming to be a creditor of the Company or any Subsidiary alleges in writing to the Trustee that the Company or any Subsidiary has become Insolvent, the Trustee shall determine whether the Company or any Subsidiary is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to the Insolvent Entity's Participants






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                           or their Beneficiaries. Prior to a Change in Control,
                           the Trustee may conclusively rely on any determination it receives from the Board or the president of the Company with respect to the Insolvency of the Company or any Subsidiary.

                  (ii) Unless the Trustee has actual knowledge of the Company's or a Subsidiary's Insolvency, or has received notice from the Company, a Subsidiary, or a person claiming to be a creditor alleging that the Company or a Subsidiary is Insolvent, the Trustee shall have no duty to inquire whether the Company or any Subsidiary is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's or any Subsidiary's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's or any Subsidiary's solvency. In this regard, the Trustee may rely upon a letter from the Company's or a Subsidiary's auditors as to the Company's or any Subsidiary's financial status. In determining whether the Company or any Subsidiary is Insolvent for purposes of this Section 3.7, the Trustee may engage the services of legal, accounting, financial and other advisors which may be advisors to the Company or any Subsidiary, to assist it in the determination. The Company and each Subsidiary agree to cooperate fully with any reasonable inquiry of the Trustee or such advisor in making the determination of whether the Company or any Subsidiary is Insolvent. To the extent that the Trustee engages the services of an advisor to the Company or any Subsidiary, the Trustee may rely, without further inquiry, on the written determination of that advisor as to whether or not the Company or the Subsidiary is Insolvent. All costs which are reasonably incurred by the Trustee in making the determination of whether the Company or any Subsidiary is Insolvent shall be reimbursed to the Trustee by the Company and the Subsidiary, and if not so reimbursed, shall be chargeable against the Trust Fund.

                  (iii) If at any time the Trustee determines that the Company or any Subsidiary is Insolvent, the Trustee shall discontinue payments to Participants and Beneficiaries otherwise entitled to payment by the Insolvent Entity under the provisions of any Plan, and shall hold the portion of the assets of the Trust allocable to the Insolvent Entity or otherwise held for the benefit of the Insolvent Entity's Participants and Beneficiaries for the benefit of the Insolvent Entity's general creditors. Nothing in this Master Trust Agreement shall in any way diminish any rights of Participants or their Beneficiaries to pursue their rights as general creditors of the Insolvent Entity with respect to benefits due under the Plans or otherwise.


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                  (iv)     The Trustee shall resume the payment of benefits to
                           Participants or their Beneficiaries in accordance with this Article 3 of this Master Trust Agreement only after the Trustee has determined that the alleged Insolvent Entity is not Insolvent (or is no longer Insolvent).

         (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3.7(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants or their Beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Participants or their Beneficiaries by the Company or any Subsidiary in lieu of the payments provided for hereunder during any such period of discontinuance. Prior to a Change in Control, the Committee shall instruct the Trustee as to such amounts, and after a Change in Control, the Administrator shall determine such amounts in accordance with the terms and provisions of the Plans.

3.8 COSTS OF ADMINISTRATION. The Trustee is authorized to incur reasonable obligations in connection with the administration of the Trust, including attorneys' fees, Administrator fees, other administrative fees and appraisal fees. Such obligations shall be paid by the Company and the Subsidiaries. The Trustee is authorized to pay such amounts from the Trust Fund if the Company or the Subsidiaries fail to pay them within sixty (60) days of presentation of a statement of the amounts due and is authorized to pay amounts incurred in connection with the administration of the Plans if such amount is approved by the Committee prior to a Change in Control or by the Administrator upon and after a Change in Control.

3.9 TRUSTEE COMPENSATION AND EXPENSES. The Trustee shall be entitled to reasonable compensation for its services as from time to time agreed upon between the Trustee and the Company. Any amount received by the Trustee or any affiliate of the Trustee from any mutual fund or other investment vehicle, or any distributor or sponsor of any mutual fund or other investment vehicle including investment advisory fees, 12b-1 fees, and sub-transfer agent fees shall be applied toward the payment of such reasonable compensation and shall reduce, on a dollar-for-dollar basis, the amount owed for the performance of services under this Master Trust Agreement. If the Trustee and the Company fail to agree upon a compensation, or following a Change in Control, the Trustee shall be entitled to compensation at a rate equal to the rate charged by the Trustee for similar services rendered by it during the current fiscal year for other trusts similar to this Trust. The Trustee shall be entitled to reimbursement for reasonable expenses incurred by it in the performance of its duties as the Trustee, including reasonable fees for legal counsel, accountants and financial advisors. The Trustee's compensation and expenses shall be paid by the Company and the Subsidiaries. The Trustee is authorized to withdraw such amounts from the Trust Fund if the Company or the Subsidiaries fail to pay them within sixty (60) days of presentation of a statement of the amounts due.





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3.10     PROFESSIONAL ADVICE. The Company and the Subsidiaries specifically acknowledge that the Trustee and/or the Administrator may find it desirable or expedient to retain legal counsel (who, prior to a Change in Control, but not upon or after a Change in Control, may also be legal counsel for the Company or any Subsidiary) or other professional advisors to advise it in connection with the exercise of any duty under this Master Trust Agreement, including, but not limited to, any matter relating to or following a Change in Control or the Insolvency of the Company or any Subsidiary. The Trustee and/or Administrator shall be fully protected with respect to any action taken or omitted by either in good faith pursuant to the professional advice.

3.11 PAYMENT ON COURT ORDER. To the extent permitted by law, the Trustee is authorized to make any payments directed by court order in any action in which the Trustee in its capacity as trustee of this Trust has been named as a party. The Trustee is not obligated to defend actions in which the Trustee is so named, but shall notify the Company or Committee of any such action and may tender defense of the action to the Company, Committee, Participant or Beneficiary whose interest is affected. The Trustee may in its discretion defend any action in which the Trustee in its capacity as trustee of this Trust is named, and any expenses incurred by the Trustee shall be paid by the Company and the Subsidiaries. The Trustee is authorized to pay such amounts from the Trust Fund if the Company or the Subsidiaries fail to pay them within sixty (60) days of presentation of a statement of the amounts due. This Section 3.11 shall have no application to any action in which the Trustee is named other than in its capacity as trustee of this Trust.

3.12 PROTECTIVE PROVISIONS. Notwithstanding any other provision contained in this Master Trust Agreement to the contrary, the Trustee shall have no obligation to (i) determine the existence of any conversion, redemption, exchange, subscription or other right relating to any securities purchased of which notice was given prior to the purchase of such securities and shall have no obligation to exercise any such right unless the Trustee is advised in writing by the Committee both of the existence of the right and the desired exercise thereof within a reasonable time prior to the expiration of the right to exercise, or
         (ii) advance any funds to the Trust. Furthermore, the Trustee is not a party to the Plans.

3.13     INDEMNIFICATIONS.

         (a) The Company shall indemnify and hold the Trustee harmless from and against all loss or liability (including expenses and reasonable attorneys' fees) to which it may be subject by reason of its execution of its duties under this Trust, or by reason of any acts taken in good faith in accordance with any directions, or acts omitted in good faith due to absence of directions, from the Company, the Committee, a delegate of the Committee, any person authorized by the Committee to administer the Trust or direct the Trustee or the Administrator unless such loss or liability is due to the Trustee's negligence or willful misconduct. The indemnity described herein shall be provided by the Company. In addition, the Company shall protect, defend, indemnify and hold the Trustee harmless from






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                  any loss, liability or expense including reasonable attorney fees in connection with any allegation, suit, or cause of action claiming that any computer software programs or tutorials used by the Company and the Subsidiaries in connection with this Master Trust Agreement infringe upon any United States patent, copyright, trade secret, or other proprietary right of a third party and the Company further agrees that it will use its best efforts to require the Administrator to provide the same indemnification protection to the Trustee with respect to any such programs or tutorials used by the Administrator.

         (b) The Company shall indemnify and hold the Administrator harmless from and against all loss or liability (including expenses and reasonable attorneys' fees) to which it may be subject by reason of its execution of its duties under this Trust, or by reason of any acts taken in good faith in accordance with any directions, or acts omitted in good faith due to absence of directions, from the Company or the Committee, unless such loss or liability is due to the Administrator's negligence or willful misconduct. The indemnity described herein shall be provided by the Company.

         (c) The Trustee shall indemnify and hold harmless the Company and all Subsidiaries from and against any loss, cost, damage, expense or liability (including expenses and reasonable attorneys' fees) which arises from or is based on the negligence or a breach of trust by the Trustee, its affiliates, and their respective subsidiaries, parents, and employees. In addition, the Trustee shall protect, defend, indemnify and hold the Company and all Subsidiaries harmless from any loss, liability or expense including reasonable attorneys' fees in connection with any allegation, suit, or cause of action claiming that any computer software programs or tutorials used by the Trustee to provide any services under this Master Trust Agreement infringe upon any United States patent, copyright, trade secret, or other proprietary right of a third party. Upon request by the Company, the Trustee will correct any error or omission made by the Trustee in connection with services provided under this Master Trust Agreement at no additional charge or fee unless such error or omission is due to the negligence or willful misconduct of the Company and the Subsidiaries in discharging their duties and responsibilities under this Master Trust Agreement.

         (d) All releases and indemnities provided in this Master Trust Agreement shall survive the termination of this Master Trust Agreement.

                                   ARTICLE 4
                               INSURANCE CONTRACTS

4.1 TYPES OF CONTRACTS. To the extent that the Trustee is directed by the Committee, its delegate or any person authorized by the Committee prior to a Change in Control to invest part or all of the Trust Fund in insurance contracts, the type and amount thereof





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         shall be specified in the direction. The Trustee shall be under no duty to make inquiry as to the propriety of the type or amount so specified.

4.2 OWNERSHIP. Each insurance contract issued shall provide that the Trustee shall be the owner thereof with the power to exercise all rights, privileges, options and elections granted by or permitted under such contract or under the rules of the insurer. The exercise by the Trustee of any incidents of ownership under any contract shall, prior to a Change in Control, be subject to the direction of the Committee or its delegate.

4.3 RESTRICTIONS ON TRUSTEE'S RIGHTS. The Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy. Despite the foregoing, the Trustee may (i) loan to the Company or any Subsidiary the proceeds of any borrowing against an insurance policy held in the Trust Fund or
         (ii) assign all, or any portion, of a policy to the Company or any Subsidiary if under other provisions of this Master Trust Agreement the Company or any Subsidiary is entitled to receive assets from the Trust.

                                   ARTICLE 5
                               TRUSTEE'S ACCOUNTS

5.1 RECORDS. The Trustee shall maintain accurate records and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. Such records shall be available at all reasonable times for inspection by the Company, Subsidiaries, and the Administrator or their authorized representative. The Trustee shall maintain a disaster recovery plan and shall maintain copies of all records at an off-site location. The Trustee, at the direction of the Committee, shall submit to the Committee and to any insurer such valuations, reports or other information as the Committee may reasonably require and, in the absence of fraud or bad faith, the valuation of the Trust Fund by the Trustee shall be conclusive. The Trustee shall have no responsibility for maintaining any records relating to the interest of any Participant or Beneficiary in the Trust Fund.

5.2      ANNUAL ACCOUNTING; FINAL ACCOUNTING.

         (a) Within 45 days following the end of each Fiscal Year and within 60 days after the removal or resignation of the Trustee or the termination of the Trust, the Trustee shall file with the Committee or Administrator a written account setting forth a description of all properties purchased and sold, all receipts, disbursements and other transactions effected by it during the Fiscal Year or, in the case of removal, resignation or termination, since the close of the previous Fiscal Year, and listing the properties held in the Trust Fund as of the last day of the Fiscal Year or other period and indicating their market values.


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         (b)      The Committee or Administrator may approve such account either by written notice of approval delivered to the Trustee or by its failure to express written objection to such account delivered to the Trustee within one (1) year after the date of which such account was delivered to the Committee.

         (c) The approval by the Committee or Administrator of an accounting shall be binding as to all matters embraced in such accounting on all parties to this Master Trust Agreement and on all Participants and Beneficiaries, to the same extent as if such accounting had been settled by a judgment or decree of a court of competent jurisdiction in which the Trustee, the Committee, the Administrator, the Company, the Subsidiaries and all persons having or claiming any interest in any Plan or the Trust Fund were made parties.

         (d) Despite the foregoing, nothing contained in this Master Trust Agreement shall deprive the Trustee of the right to have an accounting judicially settled, if the Trustee, in the Trustee's sole discretion, desires such a settlement.

5.3 VALUATION. The assets of the Trust Fund shall be valued at their respective fair market values on the date of valuation, as determined by the Trustee based upon such sources of information as it may deem reliable, including, but not limited to, stock market quotations, statistical valuation services, newspapers of general circulation, financial publications, advice from investment counselors, brokerage firms or insurance companies, or any combination of sources. Prior to a Change in Control, the Committee shall instruct the Trustee as to the value of assets for which market values are not readily obtainable by the Trustee. If the Committee fails to provide such values, the Trustee may take whatever action it deems reasonable, including employment of attorneys, appraisers, life insurance companies or other professionals, the expense of which shall be an expense of administration of the Trust Fund and payable by the Company and the Subsidiaries. The Trustee may rely upon information from the Company and the Subsidiaries, the Committee, appraisers or other reasonable sources and shall be held harmless and shall not incur any liability for an inaccurate valuation based in good faith upon such information.

5.4 DELEGATION OF DUTIES. The Company, a Subsidiary, the Committee, and the Administrator may at any time employ the Trustee as their agent to perform any act, keep any records or accounts and make any computations that are required of the Company, any Subsidiary or the Committee by this Master Trust Agreement or the Plans. The Trustee may be compensated for such employment and such employment shall not be deemed to be contrary to the Trust. Nothing done by the Trustee as such agent shall change or increase its responsibility or liability as Trustee hereunder.




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                                   ARTICLE 6
                       RESIGNATION OR REMOVAL OF TRUSTEE

6.1 RESIGNATION; REMOVAL. The Trustee may resign at any time by written notice to the Company, which shall be effective sixty (60) days after receipt of such notice unless the Company and the Trustee agree otherwise. Prior to a Change in Control, the Trustee may be removed by the Company on sixty (60) days notice or upon shorter notice accepted by the Trustee. In the event of gross negligence or willful misconduct by the Trustee, however, the Company, prior to a Change in Control, may remove the Trustee immediately. Upon and after a Change in Control, the Trustee may be removed by a majority vote of the Participants, and if a Participant is dead, his or her Beneficiaries (who collectively shall have one vote among them and shall vote in place of such deceased Participant), on sixty (60) days notice or upon shorter notice accepted by the Trustee.

6.2 SUCCESSOR TRUSTEE. If the Trustee resigns or is removed, a successor shall be appointed by the Company, in accordance with this Section, by the effective date of the resignation or removal under Section 6.1 above. The successor shall be a bank, trust company, or similar independent third party that is granted corporate trustee powers under state or federal law. Upon and after the occurrence of a Change in Control, a successor Trustee may not be appointed without the consent of a majority of the Participants. If no such appointment has been made within six (6) months, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

6.3 SETTLEMENT OF ACCOUNTS. Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within ninety (90) days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit. Upon the transfer of the assets, the successor Trustee shall succeed to all of the powers and duties given to the Trustee in this Master Trust Agreement. The resigning or removed Trustee shall render to the Committee or Administrator an account in the form and manner and at the time prescribed in Section 5.2. The approval of such accounting and discharge of the Trustee shall be as provided in such Section.

                                   ARTICLE 7
                    CONTROVERSIES, LEGAL ACTIONS AND COUNSEL

7.1 CONTROVERSY. If any controversy arises with respect to the Trust, the Trustee shall take action as directed by the Committee or, in the absence of such direction or upon or after a Change in Control, as it deems advisable, whether by legal proceedings, compromise or otherwise. The Trustee may retain the funds or property involved without liability pending settlement of the controversy. The Trustee shall be under no obligation to take





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         any legal action of whatever nature unless there shall be sufficient property in the Trust to indemnify the Trustee with respect to any expenses or losses to which it may be subjected.

7.2 JOINDER OF PARTIES. In any action or other judicial proceedings affecting the Trust, it shall be necessary to join as parties the Trustee, the Committee, the Administrator, the Company and the Subsidiaries. No Participant or other person shall be entitled to any notice or service of process. Any judgment entered in such a proceeding or action shall be binding on all persons claiming under the Trust. Nothing in this Master Trust Agreement shall be construed as to deprive a Participant or Beneficiary of his or her right to seek adjudication of his or her rights by administrative process or by a court of competent jurisdiction.

7.3 EMPLOYMENT OF COUNSEL. The Trustee may consult with legal counsel (who, prior to a Change in Control, but not upon or after a Change in Control, may be counsel for the Company or any Subsidiary) and shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of counsel.

                                   ARTICLE 8
                                    INSURERS

8.1 INSURER NOT A PARTY. No insurer shall be deemed to be a party to the Trust and an insurer's obligations shall be measured and determined solely by the terms of contracts and other agreements executed by it.

8.2 AUTHORITY OF TRUSTEE. An insurer shall accept the signature of the Trustee to any documents or papers executed in connection with such contracts. The signature of the Trustee shall be conclusive proof to the insurer that the person on whose life an application is being made is eligible to have a contract issued on his or her life and is eligible for a contract of the type and amount requested.

8.3 CONTRACT OWNERSHIP. An insurer shall deal with the Trustee as the sole and absolute owner of any insurance contracts and shall have no obligation to inquire whether any action or failure to act on the part of the Trustee is in accordance with or authorized by the terms of the Plans or this Master Trust Agreement.

8.4 LIMITATION OF LIABILITY. An insurer shall be fully discharged from any and all liability for any action taken or any amount paid in accordance with the direction of the Trustee and shall have no obligation to see to the proper application of the amounts so paid. An insurer shall have no liability for the operation of the Trust or the Plans, whether or not in accordance with their terms and provisions.

8.5 CHANGE OF TRUSTEE. An insurer shall be fully discharged from any and all liability for dealing with a party or parties indicated on its records to be the Trustee until such time as






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         it shall receive at its home office written notice of the appointment and qualification of a successor Trustee.

                                   ARTICLE 9
                           AMENDMENT AND TERMINATION

9.1 AMENDMENT. Subject to the limitations set forth in this Section 9.1, this Master Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Action to amend the Master Trust Agreement shall be taken by the Company either by resolution duly adopted by the Board or by an instrument in writing executed by an officer of the Company to whom authority to adopt or approve amendments to the Master Trust Agreement has been delegated pursuant to a resolution duly adopted by the Board. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plans or shall make the Trust revocable. Any amendment, change or modification shall be subject to the following rules:

         (a) GENERAL RULE. Subject to Sections 9.1(b), (c) and (d) below, this Master Trust Agreement may be amended:

                  (i) By the Company and the Trustee, provided, however, that if an amendment would in any way adversely affect the rights accrued under the Plans in the Trust Fund by any Participant or Beneficiary, each and every Participant and Beneficiary whose rights in the Trust Fund would be adversely affected must consent to the amendment before this Master Trust Agreement may be so amended; and

                  (ii) By the Company and the Trustee as may be necessary to comply with laws which would otherwise render the Trust void, voidable or invalid in whole or in part.

         (b) LIMITATION. Notwithstanding that an amendment may be permissible under Section 9.1(a) above, this Master Trust Agreement shall not be amended by an amendment that would:

                  (i) Cause any of the assets of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries as set forth in the Plans, or payment of expenses of the Trust, except as is required to satisfy the claims of the Company's or a Subsidiary's general creditors; or

                  (ii) Be inconsistent with the terms of any Plan, including the terms of any Plan regarding termination, amendment or modification of the Plan.

         (c) WRITING AND CONSENT. Any amendment to this Master Trust Agreement shall be set forth in writing and signed by the Company and the Trustee and, if consent of







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                  any Participant or Beneficiary is required under Section
                  9.1(a), the Participant or Beneficiary whose consent is required. Any amendment may be current, retroactive or prospective, in each case as provided therein.

         (d) THE COMPANY AND TRUSTEE. In connection with the exercise of the rights under this Section 9.1:

                  (i) prior to a Change in Control, the Trustee shall have no responsibility to determine whether any proposed amendment complies with the terms and conditions set forth in Sections 9.1(a) and (b) above and may conclusively rely on the directions of the Committee with respect thereto, unless the Trustee has knowledge of a proposed transaction or transactions that would result in a Change in Control; and

                  (ii) upon and after a Change in Control, the power of the Company to amend this Master Trust Agreement shall cease, and the power to amend that was previously held by the Company shall, instead, be exercised by a majority of the Participants and, if a Participant is dead, his or her Beneficiaries (who collectively shall have one vote among them and shall vote in place of such deceased Participant), provided that such amendment otherwise complies with the requirements of Sections 9.1(a), (b) and (c) above. The eligibility to vote of any person claiming to be a Participant or Beneficiary shall be determined by the Administrator.

         (e) Taxation. This Master Trust Agreement shall not be amended, altered, changed or modified in a manner that would cause the Participants and/or Beneficiaries under any Plan to be taxed on the benefits under any Plan in a year other than the year of actual receipt of benefits.

9.2 MERGER. The Company or any Subsidiary may merge into this Master Trust another trust of which the Company, a Subsidiary, or the Company and any Subsidiary or Subsidiaries are grantors under the Internal Revenue Code and which provides funds exclusively for the uses and purposes of Participants, Beneficiaries, and general creditors of the Company and Subsidiaries. The terms of this Master Trust Agreement shall be amended to reflect any protected interest of a Participant or Beneficiary of the trust so merged.

9.3 FINAL TERMINATION. The Trust shall not terminate until the date on which Participants and their Beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans and all of the expenses of the Trust have been paid, and on such date the Trust shall terminate. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company and the Subsidiaries that made contributions to the Trust. Such remaining assets shall be paid by the Trustee to the Company and the Subsidiaries in such amounts and in the manner instructed by the Company, whereupon the Trustee shall be released and discharged from all obligations hereunder. From and after the date of




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         termination and until final distribution of the Trust Fund, the Trustee shall continue to have all of the powers provided herein as are necessary or expedient for the orderly liquidation and distribution of the Trust Fund.

                                   ARTICLE 10
                                 MISCELLANEOUS

10.1 DIRECTIONS FOLLOWING CHANGE IN CONTROL. Despite any other provision of this Master Trust Agreement that may be construed to the contrary, following a Change in Control, all powers of the Committee, a delegate of the Committee, a Subsidiary, the Company, the Board and any person authorized by any of the foregoing to direct the Trustee under this Master Trust Agreement shall terminate. The Administrator shall have complete authority to administer the Trust and the Trustee shall act on its own discretion to invest the assets of the Trust Fund in accordance with the Plans and this Master Trust Agreement. The Trustee's discretion may be limited, however, in accordance with any investment guidelines that the Committee delivers to the Trustee prior to a Change in Control and which are approved and accepted by the Trustee in writing. The approval and acceptance of the Trustee shall not be unreasonably withheld.

10.2 TAXES. The Company and the Subsidiaries shall from time to time pay taxes of any and all kinds whatsoever that at any time are lawfully levied or assessed upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes lawfully levied or assessed upon the Trust Fund are not paid by the Company and the Subsidiaries, the Trustee shall have the power to pay such taxes out of the Trust Fund and shall seek reimbursement from the Company and the Subsidiaries. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary. The Trustee shall contest the validity of taxes in any manner deemed appropriate by the Company or its counsel, but at the Company's and the Subsidiaries' expense, and only if it has received an indemnity bond or other security satisfactory to it to pay any such expenses. The Trustee shall not be liable for any nonpayment of tax when it distributes an interest hereunder on directions from the Committee. The Trustee shall have no obligation to prepare or file any tax return on behalf of the Trust Fund, any such return being the sole responsibility of the Company or its successors and assigns. The Trustee shall cooperate with the Company or its successors and assigns in connection with the preparation and filing of any such return.

10.3 THIRD PERSONS. All persons dealing with the Trustee are released from inquiring into the decisions or authority of the Trustee and from seeing to the application of any moneys, securities or other property paid or delivered to the Trustee.

10.4 NONASSIGNABILITY; NONALIENATION. Benefits payable to Participants and their Beneficiaries under this Master Trust Agreement may not be anticipated, assigned (either





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         at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

10.5 APPLICABLE LAW. Except to the extent, if any, preempted by ERISA, this Master Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio. Any provision of this Master Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

10.6 NOTICES AND DIRECTIONS. Whenever a notice or direction is given by the Committee to the Trustee, it shall be in the form required by Section
         2.1. Actions by the Company shall be by the Board or a duly authorized officer, with such actions certified to the Trustee by an appropriately certified copy of the action taken. The Trustee shall be protected in acting upon any such notice, resolution, order, certificate or other communication believed by it to be genuine and to have been signed by the proper party or parties.

10.7 SUCCESSORS AND ASSIGNS. This Master Trust Agreement shall be binding upon and inure to the benefit of the Company, the Subsidiaries and the Trustee and their respective successors and assigns.

10.8 GENDER AND NUMBER. Words used in the masculine shall apply to the feminine where applicable, and when the context requires, the plural shall be read as the singular and the singular as the plural.

10.9 HEADINGS. Headings in this Master Trust Agreement are inserted for convenience of reference only and any conflict between such headings and the text shall be resolved in favor of the text.

10.10 COUNTERPARTS. This Master Trust Agreement may be executed in an original and any number of counterparts, each of which shall be deemed to be an original of one and the same instrument.

10.11 BENEFICIAL INTEREST. The Company and the Subsidiaries are the true beneficiaries hereunder in that the payment of benefits, directly or indirectly to or for a Participant or Beneficiary by the Trustee, is in satisfaction of the Company's and the Subsidiaries' liability therefore under the Plans. Nothing in this Master Trust Agreement shall establish any beneficial interest in any person other than the Company and the Subsidiaries.

10.12 THE TRUST AND PLANS. This Trust, the Plans and each Participant's Plan Agreement are part of and constitute a single, integrated employee benefit plan and trust, shall be construed together as the entire agreement between the Company, the Trustee, the Participants and the Beneficiaries with regard to the subject matter thereof, and shall supersede all previous negotiations, agreements and commitments with respect thereto.






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10.13    EFFECTIVE DATE. The effective date of this Master Trust Agreement shall be _________, 2002.



         IN WITNESS WHEREOF the Company and the Trustee have signed this Master Trust Agreement as of the date first written above.

TRUSTEE:                                 THE COMPANY:
-------                                  -----------

KeyBank National Association             RPM, Inc.,
A National Banking Association,          An Ohio Corporation,

By:                                      By:  /s/ Ronald A. Rice
   ------------------------------           ------------------------------------

Title:                                   Title:  Vice President Administration
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MASTER TRUST AGREEMENT FOR RPM, INC.
DEFERRED COMPENSATION PLAN(S)
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                                   EXHIBIT A
                                     PLANS

1.       RPM, Inc. Deferred Compensation Plan
2.       RPM, Inc. Non-Employee Deferred Compensation Plan